Supplement dated February 22, 2012 to the

RetireEase Select variable annuity prospectus

dated May 1, 2011, as amended

This supplement revises the prospectus to reflect the liquidation of certain funds and the impact of liquidations on automatic programs, purchase payment allocation instructions, transfer rules and allocation rules.

Definition of Automatic Programs. Automatic programs include the Automatic Investment Plan, the Automatic Rebalancing Program, the Systematic Withdrawal Program and transfers from a DCA Fixed Account. All programs are not available in all contracts.

After reading this supplement, if you have questions about the impact on your contract or if you want to move contract value out of the liquidating funds, contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

Effective April 27, 2012, at the close of the New York Stock Exchange, the following funds will be liquidated: MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund; MML NASDAQ-100® Fund and MML Small Cap Index Fund.

1) Effective April 27, 2012, at the close of the New York Stock Exchange:

a)	the liquidated funds will no longer be available as investment choices in your contract;
b)	we will transfer any contract value allocated to the liquidated funds to the MML Money Market Fund; and
c)	the Fixed Income Funds Asset Class available through Custom Allocation Choice will be expanded to include the MML Money Market Fund.

If, due to the liquidations, we transfer any of your contract value into the MML Money Market Fund, such transfer(s) will not count towards the number of transfers allowed per contract year, will not count towards transfer limits imposed by our market timing policies and will not be subject to a transfer charge.

If you submit any transaction requests (in good order) before the New York Stock Exchange closes on April 27, 2012, we will process those requests prior to the liquidations.

2) As a result of the liquidations:

i)	If your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to any of the liquidated funds, we will change the allocations to the MML Money Market Fund.
ii)	If your annuity payments are variable and you have a current election of any liquidated funds, we will change those elections to the MML Money Market Fund.
iii)	If your current automatic program instructions direct us to utilize any of the liquidated funds in any automatic program, we will replace the liquidated fund(s) with the MML Money Market Fund and continue the automatic program.

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